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                                                                   EXHIBIT 10.30

                         FIRST AMENDMENT TO AMENDED AND
                        RESTATED SUBORDINATION AGREEMENT


                 THIS FIRST AMENDMENT TO AMENDED AND RESTATED SUBORDINATION AGREEMENT (this "Amendment") is made and entered into as of May 31, 1996, by and between the undersigned, TREMONT CORPORATION, a Delaware corporation ("Tremont"), having an address at 1999 Broadway, Suite 4300, Denver, Colorado, 80202 and CONGRESS FINANCIAL CORPORATION (CENTRAL), an Illinois corporation ("Congress"), having an address at 100 South Wacker Drive, Suite 1940, Chicago, Illinois, 60606.

                                  WITNESSETH:

                 WHEREAS, Tremont and Congress are parties to that certain Amended and Restated Subordination Agreement, dated as of February 15, 1996 (as amended by this Amendment and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordination Agreement"; capitalized terms used and not defined herein shall have the meanings assigned to them in the Subordination Agreement, as amended hereby);

                 WHEREAS, Titanium Metals Corporation, a Delaware corporation ("TIMET"), and Congress are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 24, 1995 (as amended as of September 29, 1995 and February 15, 1996, the "Existing Loan Agreement," as further amended by the Loan Agreement Amendment (as defined below), and as the same may be further amended, restated, supplemented or otherwise modified from time to time in the future, the "Amended Loan Agreement");

                 WHEREAS, TIMET and Congress, contemporaneously with the execution and delivery of this Amendment, are entering into that certain Amendment to Amended and Restated Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement Amendment"), pursuant to which, among other things, Congress is extending the term of the Existing Loan Agreement to December 31, 1997 (and providing that in the event the IPO Event (as defined in the Amended Loan Agreement) occurs on or prior to December 31, 1997, such term shall be further extended to December 31, 1998) and amending the definition of "Maximum Credit" contained therein so that the dollar amount of such Maximum Credit is $105,000,000 as of the date hereof;

                 WHEREAS, Congress has required as a condition to entering into the Loan Agreement Amendment that Tremont enter into an amendment to the Subordination Agreement as more fully described herein;

                 WHEREAS, Tremont has granted its consent to such amendment upon the terms and conditions contained herein; and
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                 WHEREAS, Tremont acknowledges that the loans or other
extensions of financial accommodation or credit to or for the account of TIMET are of value to Tremont.

                                   AGREEMENT

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Tremont, and in order to induce Congress now or from time to time hereafter to make loans or extend credit or any other financial accommodations to or for the benefit of TIMET, or to grant such renewals or extensions thereof as Congress may deem advisable, and to better secure Congress in respect of the foregoing, Tremont hereby agrees with Congress as hereinafter set forth:

                 1. Loan Agreement. All references in the Subordination Agreement to the Loan Agreement shall mean the Amended Loan Agreement. Tremont hereby consents to the execution, delivery and performance of each of TIMET and Congress of the Loan Agreement Amendment and the Amended Loan Agreement and Tremont expressly agrees and acknowledges that all "Obligations" under the Amended Loan Agreement shall constitute "Senior Obligations" under and as defined in the Subordination Agreement.

                 2. Amendment -- Section 1: "Permitted Principal Payments". Immediately upon the satisfaction of each of the conditions precedent set forth in Section 3 hereof, the definition of "Permitted Principal Payments" in Section 1 of the Subordination Agreement is hereby amended by adding the following proviso after the words "attributable to such offering)" that appear therein:

                 provided, however, that if the IPO Event occurs, then contemporaneously with the receipt by TIMET (and in no event more than 30 days after the receipt by TIMET) of the proceeds from the public offering comprising the IPO Event, then Borrower may repay in full all principal of and interest on the Subordinated Debt; provided, further, that the aggregate amount of principal and interest which may be repaid on the IMI Sub Note and the Subordinated Debt pursuant to the immediately preceding proviso may not exceed $43,000,000;

                 3. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                          a. Amendment. Congress shall have received a duly executed counterpart of this Amendment from Tremont.





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                          b.  Loan Agreement Amendment.  Congress shall have
         received a duly executed counterpart of the Loan Agreement Amendment from TIMET.

                 4.  Miscellaneous.

                          a. Effect; Ratification. The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Subordination Agreement or (ii) prejudice any right or rights that Congress may now have or may have in the future under or in connection with the Subordination Agreement. Each reference in the Subordination Agreement to "this Agreement", "herein", "hereof" and words of like import shall mean the Subordination Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Subordination Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Subordination Agreement, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

                          b. Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.

                          c. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF
         LAW).

                            [SIGNATURE PAGE FOLLOWS]





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                 IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first above written.


                                        TREMONT CORPORATION

                                        By: /s/ ROBERT E. MUSGRAVES
                                           --------------------------------
                                        Name: Robert E. Musgraves
                                             ------------------------------
                                        Title: V.P.
                                              -----------------------------


Acknowledged and accepted in
Chicago, Illinois this 31st day
of May, 1996:

CONGRESS FINANCIAL CORPORATION (CENTRAL)


By: /s/ WILLIAM BLOOM
   --------------------------------
Name: William Bloom
     ------------------------------
Title: Senior V.P.
      -----------------------------


                 TITANIUM METALS CORPORATION hereby accepts and acknowledges receipt of a copy of, the foregoing First Amendment to Amended and Restated Subordination Agreement (the "Amendment") this 31st day of May, 1996, and agrees that it will not pay any of the Subordinated Debt (as such term is defined in that certain Amended and Restated Subordination Agreement, dated as of February 15, 1996, as amended by the Amendment, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordination Agreement") or grant any security therefor, except as the Subordination Agreement provides. In the event of a breach by Tremont of any of the provisions of the Subordination Agreement, or by the holder of any Subordinated Debt of any of the provisions of the Subordination Agreement, all of the Senior Obligations (as such term is defined in the Subordination Agreement) shall, without presentment, demand, protest or notice of any kind, become immediately due and payable, unless Congress shall otherwise elect in writing.

                                        TITANIUM METALS CORPORATION

                                        By: /s/ ROBERT E. MUSGRAVES
                                           --------------------------------
                                        Name: Robert E. Musgraves
                                             ------------------------------
                                        Title: V.P. - Administration
                                              -----------------------------





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